Please take a moment to cast
                                                            your vote.


[GRAPHIC OMITTED][GRAPHIC OMITTED]


                         IMPORTANT NOTICE REGARDING YOUR
                      STERLING CAPITAL SMALL CAP VALUE FUND

      ADJOURNED SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 29, 2005
--------------------------------------------------------------------------------

Dear Shareholder,

The Special Meeting of Shareholders for the Sterling Capital Small Cap Value Fund scheduled for Wednesday, June 15, 2005 has been adjourned until June 29, 2005. This means you will have additional time to cast your vote. Our records indicate that we have not yet received a vote from you. PLEASE TAKE THE TIME NOW TO CAST YOUR VOTE, WHICH IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

In order for your vote to be represented, we must receive your instructions by 11:00 a.m. Eastern Time on June 29, 2005. Please refer to the proxy statement previously mailed to you.

For your convenience, we have established the following easy methods to register your vote:

   >>    BY INTERNET:
         Visit WWW.PROXYVOTE.COM. Enter the 12-digit control number located on your proxy card.

   >>    BY TOUCH-TONE PHONE:
         Call the TOLL-FREE NUMBER printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

   >>    BY MAIL:
         You may cast your vote by mail by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.



Thank you for your prompt attention to this important matter.

Hi, my name is _______________________ and this is a courtesy call from ADP. I am a proxy representative on behalf of Sterling Capital Small Cap Value Fund for _____________________________ is he/she available.


WHEN CORRECT SHAREHOLDER COMES ON THE LINE:
         Hi Mr./Ms. ______________________, my name is _____________________ and
         I am calling from ADP since you are a shareholder of the Sterling Capital Small Cap Value Fund. Recently you were mailed proxy materials for the upcoming special meeting of Shareholders rescheduled for Wednesday June 29, 2005. Have you received this material?

IF THE SHAREHOLDER ANSWERS:
         Hi Mr./Ms._____________________________, I am calling from ADP because you are a shareholder of Sterling Capital Small Cap Value Fund. Recently you were mailed proxy material for the upcoming special meeting of shareholders rescheduled for Wednesday June 29, 2005.

HAVE YOU RECEIVED THIS MATERIAL?

IF NOT RECEIVED:
         I can resend the voting material to you. You should receive it with in 3 to 5 business days. Once received and reviewed there are several options for you to place your vote. You may use the automated system, the number is 1-800-690-6903, or vote online at www.proxyweb.com, you may also call us directly at 1-877-256-6085 or if you like we can schedule a call back for a later date.

IF NO (REGARDING RE-MAILING):
         Mr./Ms. _______________________________  may I please verify your mailing address so I may send you another copy of this material?


VERIFY ADDRESS AND MAKE ANY CHANGES.
         The new package will be mailed and you should receive it within 3-5 business days.

         Mr./Ms. ____________________________ would you like me to reschedule a call back in a few days after you have had a chance to review the material? (IF HIGH SHARE BALANCE, RESCHEDULE WITHOUT ASKING) WE WILL GIVE YOU A CALL BACK WITHIN A WEEK ONCE YOU HAVE HAD TIME TO REVIEW THE MATERIAL. THANK YOU FOR YOUR TIME AND HAVE A GREAT DAY/EVENING.

IF RECEIVED:
         Have you had a chance to review the material and are there any questions I can answer for you? (Use proxy statement to answer all questions.)

         If you have no (further) questions, would you like to take this opportunity to place your vote with me now over the phone?

IF SHARES WERE SOLD AFTER APRIL 21, 2005:
         Since you were a shareholder on the date of record, which was, April 21, 2005, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

IF YES HOUSEHOLD:
         The process will only take a few moments.
         1. I will introduce myself again and give the date and time.
         2. I will then ask your permission to record your vote.
         3. At that point, I will ask you to verify your full name and mailing address, city, state and zip code to confirm ownership of your account.

         May I take your vote now?
         Thank you, for your protection this phone call will be recorded.

         My name is ____________________________ from ADP on behalf of Sterling Capital Small Cap Value Fund.

         Today's date is _____________________and the time is ____________E.S.T.


         Mr./Ms. _______________________________________ do I have your permission to record your vote?

FOR THE RECORD, WOULD YOU PLEASE STATE YOUR FULL NAME AND FULL MAILING ADDRESS?

         The Board of Trustees has unanimously approved the proposal set forth in the material you received and recommends a favorable vote for the proposal. Do you wish to support the Board's recommendation for each of your accounts?

IF YES CORPORATE:

THIS PROCESS WILL ONLY TAKE A FEW MOMENTS.
         1. I will introduce myself again and give the date and time.
         2. I will ask your permission to record your vote.
         3. Then I will ask you to verify your full name and your company's full mailing address, city, state, and zip code.
         4. Finally I will ask you to confirm that you are authorized to vote on this account.

MAY I TAKE YOUR VOTE NOW?
         Thank you, for your protection this phone call will be recorded.

         My name is from ADP on behalf of Sterling Capital Small Cap Value Fund.

         Today is ______________________and the time is __________________E.S.T.

         Mr./Ms. ______________________ do I have your permission to record your vote?

FOR THE RECORD, WOULD YOU PLEASE STATE YOUR FULL NAME AND COMPANY MAILING
ADDRESS?

ARE YOU AUTHORIZED TO VOTE THESE SHARES?

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSAL SET FORTH IN THE MATERIAL YOU RECEIVED AND RECOMMENDS A FAVORABLE VOTE FOR THE PROPOSAL. DO YOU WISH TO SUPPORT THE BOARD'S RECOMMENDATION FOR EACH OF YOUR ACCOUNTS?

FOR FAVORABLE VOTE:
         Mr./Ms. ________________________ I have recorded your vote as follows, for all of your Sterling Capital Small Cap Value Fund accounts you are voting the Board's recommendation in favor of the proposal as set forth in the proxy materials you received, is that correct?

FOR NON-FAVORABLE VOTE:
         Mr./Ms. __________________________I have recorded your vote as follows, for all of your Sterling Capital Small Cap Value Fund accounts you are voting against the proposal as set forth in the proxy materials you received, is that correct?

RECORD ALL VOTES AS SHAREHOLDER REQUESTS AND CONFIRM BY READING BACK THEIR CHOICES.
         Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-877-256-6085 to let us know. Also, please be aware that your vote cannot be changed after Wednesday June 29, 2005. Thank you very much for your participation and have a great day/evening.

IF NOT INTERESTED:
         Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. Please fill out your proxy card at your earliest convenience, sign it, date it and mail it back in the prepaid envelope. If you would rather not do that, you can always vote over the phone with an automated system at 1-800-690-6903 or on the Internet at www.proxyvote.com. The only thing you will need is the control number on your proxy card, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES:
         Thank you very much Sir/Madame, we will give you a call back at your convenience on at o'clock your time. Should you have any further questions prior to our call back, please feel free to call ADP at 1-877-256-6085. Thank you for your time and have a great day/evening.

IF NO:
         Sorry for the inconvenience today, but we would like to ensure you, that as a shareholder, your vote is important. Please vote your shares by filling out the proxy card, signing and dating it or if you would like to vote by phone, you may do so by calling us at 1-877-256-6085 or an automated system at 1-800-690-6903. You can also go on the Internet and vote there at www.proxyvote.com. Please understand that you have the opportunity to vote on this important proposal. Thank you for your time and participation today and have a good day/evening.

         ANSWERING MACHINE MESSAGE:

         Hello, my name is ____________________ and I am a proxy representative for ADP on behalf of Sterling Capital Small Cap Value Fund, with which you are a beneficiary. You should have received material in the mail recently concerning the Special meeting of Shareholders to be held on June 29th, 2005.

         Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. Your proxy card has all of the details or you may call us toll free at 1-877-256-6085 to answer any questions you may have and also to cast your vote directly over the phone.

         Thank you in advance for your time and have a great day/evening.




                           INBOUND - CLOSED RECORDING

         Thank you for calling the Sterling Capital Small Cap Value Fund Beneficiary meeting line. Our offices are now closed. Please call us back during our normal business hours - which are, Monday through Friday, 9:30AM - 9:00PM and Saturday 10:00AM - 6:00PM EST. Thank you and have a nice day.




                         INBOUND - CALL IN QUEUE MESSAGE

         Thank you for calling the Sterling Capital Small Cap Value Fund Beneficiary meeting line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.